                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 1999


                      YAMAHA MOTOR RECEIVABLES CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                  (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


         DELAWARE                   33-72806, 33-94784          33-0592719
----------------------------        ------------------      -------------------
(STATE OR OTHER JURISDICTION        (COMMISSION FILE         (I.R.S. EMPLOYER
    OF INCORPORATION)                   NUMBERS)            IDENTIFICATION NO.)


                               6555 KATELLA AVENUE
                                CYPRESS, CA 90630
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 761-7500


                                   Page 1 of 4
                         Exhibit Index appears on Page 4

Item 5.  OTHER EVENTS

               Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the MAY 15, 1999 Distribution Date for the Collection Period ending APRIL 30, 1999. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
                                  (Registrant)


Dated:  May 15, 1999                                By:    RUSSELL JURA
                                                         ----------------------
                                                    Name:  Russell Jura
                                                    Title: Assistant Secretary

                                INDEX TO EXHIBITS


  EXHIBIT                                                          METHOD OF
  NUMBER                          EXHIBIT                            FILING
  -------                         -------                          ---------
    5.1          Monthly Servicer's Certificate with             Filed Herewith
                 respect to the MAY 15, 1999 Distribution
                 Date for the Collection Period ending
                 APRIL 30, 1999.